Supplement Dated October 2, 2006
to the Prospectus of each Fund listed below:

BLACKROCK SERIES FUND, INC.
BlackRock Balanced Capital Portfolio
BlackRock Large Cap Core Portfolio
BlackRock Bond Portfolio
BlackRock Global Allocation Portfolio
BlackRock Fundamental Growth Portfolio
BlackRock High Income Portfolio
BlackRock Government Income Portfolio
BlackRock Money Market Portfolio
BlackRock Short Term Bond Portfolio
BlackRock Global SmallCap Portfolio
BlackRock Equity Dividend Portfolio
BlackRock Mid Cap Value Opportunities Portfolio
BlackRock Small Cap Index Portfolio
BlackRock International Index Portfolio
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
BlackRock Basic Value V.I. Fund
BlackRock Bond V.I. Fund
BlackRock Money Market V.I. Fund
BlackRock Fundamental Growth V.I. Fund
BlackRock Global Growth V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Government Income V.I. Fund
BlackRock High Income V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Value Opportunities V.I. Fund
BlackRock Utilities and Telecommunications V.I. Fund
BlackRock International Value V.I. Fund

Effective immediately, the Prospectus of each Fund listed above is amended as follows:

The section entitled “Other Important Information — How to Buy and Sell Shares — Short-Term Trading” is amended to delete the following sentence

Each [Fund/Portfolio] will reject purchase orders from investors who have previously purchased and sold shares of the [Fund/Portfolio] within a fifteen day period.

The following is inserted as a new section immediately following the section entitled “Other Important Information — How to Buy and Sell Shares — Anti-Money Laundering Requirements:”

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Code # VAR/SRS-PR-1006 SUP